INCOME TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
INCOME TAX STATUS	INCOME TAX STATUS
The Plan has been adopted in the form of a pre-approved plan document. The pre-approved plan received a favorable opinion letter from the Internal Revenue Service dated June 30, 2020, stating that it is qualified under Section 401(a) of the Code, and that any employer adopting the pre-approved plan will be considered to have a qualified plan under Section 401(a) of the Code. The Plan's management believes that the Plan is currently designed and operated in compliance with the applicable requirements of the Code, and the Plan and related trust continue to be tax-exempt. Therefore, no provision for income taxes has been included in the Plan’s financial statements.
U.S. GAAP requires the Plan’s management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan’s management has analyzed the tax positions by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain tax positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. Therefore, no provision for income taxes has been included in the Plan’s financial statements. The Plan is subject to routine audits by taxing jurisdictions and the U.S. Department of Labor; however, there are currently no audits of any tax periods in progress. The Plan’s management believes the Plan is no longer subject to income tax examinations for years prior to 2022.